UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37897	26-1828101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18 Technology Drive, Suite 110, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which Registered
Common stock, $0.001 par value per share	RSLS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Representatives of ReShape Lifesciences Inc. (the “Company”) and Vyome Therapeutics, Inc. intend to make presentations at investor conferences and in other forums and these presentations may include the information contained in Exhibit 99.1 attached to this Current Report on Form 8-K. A copy of the presentation slides containing such information that may be disclosed by the Company is attached as Exhibit 99.1 to this report and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

The Company is furnishing the information contained in Exhibit 99.1 pursuant to Regulation FD and Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (“SEC”). This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.1, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1.

Additional Information

In connection with the proposed merger with Vyome Therapeutics, Inc. (the “Merge”) and sale of assets to Biorad Medisys of an affiliate thereof (the “Asset Sale”), ReShape plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a joint proxy statement/prospectus and other relevant documents in connection with the proposed Merger and Asset Sale. Before making a voting decision, ReShape’s stockholders are urged to read the joint proxy statement/prospectus and any other documents filed by ReShape with the SEC in connection with the proposed Merger and Asset Sale or incorporated by reference therein carefully and in their entirety when they become available because they will contain important information about ReShape, Vyome and the proposed transactions. Investors and stockholders may obtain a free copy of these materials (when they are available) and other documents filed by ReShape with the SEC at the SEC’s website at www.sec.gov, at ReShape’s website at www.reshapelifesciences.com, or by sending a written request to ReShape at 18 Technology Drive, Suite 110, Irvine, California 92618, Attention: Corporate Secretary.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities of ReShape and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger and Asset Sale. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ReShape’s stockholders in connection with the proposed Merger and Asset Sale will be set forth in joint proxy statement/prospectus if and when it is filed with the SEC by ReShape and Vyome. Security holders may obtain information regarding the names, affiliations and interests of ReShape’s directors and officers in ReShape’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 1, 2024. To the extent the holdings of ReShape securities by ReShape’s directors and executive officers have changed since the amounts set forth in ReShape’s proxy statement for its most recent annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger and Asset Sale will be set forth in the joint proxy statement/prospectus when and if it is filed with the SEC in connection with the proposed Merger and Asset Sale, at ReShape’s website at www.reshapelifesciences.com.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Merger and Asset Sale and the ability to consummate the Merger and Asset Sale. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and ReShape undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) ReShape may be unable to obtain stockholder approval as required for the proposed Merger and Asset Sale; (2) conditions to the closing of the Merger or Asset Sale may not be satisfied; (3) the Merger and Asset Sale may involve unexpected costs, liabilities or delays; (4) ReShape’s business may suffer as a result of uncertainty surrounding the Merger and Asset Sale; (5) the outcome of any legal proceedings related to the Merger or Asset Sale; (6) ReShape may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or Asset Purchase Agreement; (8) the effect of the announcement of the Merger and Asset Purchase Agreement on the ability of ReShape to retain key personnel and maintain relationships with customers, suppliers and others with whom ReShape does business, or on ReShape’s operating results and business generally; and (9) other risks to consummation of the Merger and Asset Sale, including the risk that the Merger and Asset Sale will not be consummated within the expected time period or at all. Additional factors that may affect the future results of ReShape are set forth in its filings with the SEC, including ReShape’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in ReShape’s most recent Annual Report on Form 10-K are not exclusive and further information concerning ReShape and its business, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that ReShape files from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, ReShape assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description	Method of Filing
99.1	Investor Presentation Slides	Furnished herewith
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/s/ Paul F. Hickey
Paul F. Hickey
Chief Executive Officer

Dated: December 11, 2024